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                      SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549


                                 ------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) January 15, 1998


                         First Union Direct Bank, N.A.
      (Successor to the First Union National Bank of Georgia as Originator
                  of the First Union Master Credit Card Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust

                 United States                                 33-98546                     56-2017017
-----------------------------------------------    ------------------------------    ---------------------
(State or Other Jurisdiction of Incorporation)        (Commission File Number)       (IRS Employer
                                                                                     Identification Number)


             600 Broad Street
             Augusta, Georgia                             30903
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(Address of Principal Executive Office)                (Zip Code)


Registrant's telephone number, including area code (706) 823-2580


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.          Not Applicable.

Item 2.          Not Applicable.

Item 3.          Not Applicable.

Item 4.          Not Applicable.

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of December 1997 was delivered to Certificateholders on January 15, 1998. The First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the period of December 1997 was delivered to Certificateholders on January 22, 1998.

Item 6.          Not Applicable.

Item 7.          Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2 and 20.3.

         Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the January 15, 1998 Distribution Date.

         Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the January 22, 1998 Distribution Date.

         Exhibit 20.3 Trust and Public Series Summary for the First Union Master Credit Card Trust as of December 1997.

Item 8.          Not Applicable.

Item 9.          Not Applicable.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                 FIRST UNION DIRECT BANK, N.A.,
                                 on behalf of the First Union
                                 Master Credit Card Trust


                                 By:       /s/ James H. Gilbraith II
                                     ----------------------------------
                                  Name:    James H. Gilbraith II
                                  Title:   Vice President and
                                           Managing Director





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                                EXHIBIT INDEX


Exhibit              Description
-------              -----------
Exhibit 20.1              First Union Master Credit Card Trust, Series 1996-1 Certificateholders'
                          Statement for the January 15, 1998 Distribution Date.

Exhibit 20.2              First Union Master Credit Card Trust, Series 1996-2 Certificateholders'
                          Statement for the January 22, 1998 Distribution Date.

Exhibit 20.3              Trust and Public Series Summary for the First Union Master Credit Card
                          Trust as of December 1997.





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